                                                                  EXHIBIT (6)(5)

                                PROMISSORY NOTE

March 31, 1998                                                       CDN$500,000



FOR VALUE RECEIVED, GLOBAL ELECTION SYSTEMS INC. CANADA (the "Debtor"), of 1611 Wilmeth, McKinney, Texas, U.S.A., 75069, hereby promises to pay to the order of DAVID ROSS (the "Creditor") on or before March 31, 1999, the principal sum of CDN$500,000 together with interest thereon at the rate of 8% per annum calculated and payable monthly on the last day of each month. This Promissory Note may be prepaid in whole or in part at any time without notice or bonus.

If this Promissory Note is not repaid, in full, within 2 months from the date hereof, in addition to the monthly payments of interest, the Debtor shall pay to the Creditor CDN$3,000 on the last day of May, 1998 and payments thereafter increasing in $500 increments on each of the last day in each month from June, 1998 to and including March, 1999.

The Debtor hereby waives presentment, protest, notice of protest and notice of dishonour.

This Promissory Note is not assignable.

GLOBAL ELECTION SYSTEMS INC.

Per:


/s/ HOWARD VAN PELT
---------------------------
Howard Van Pelt
Authorized Signatory

83,333 Common Shares                                                  Void after
Without Par Value                                                 March 31, 2001


                             SHARE PURCHASE WARRANT

                         GLOBAL ELECTION SYSTEMS, INC.
                                (the "Company")

This is to certify that, for value received, David Ross (the "Warrant Holder") c/o 600-110 Yonge Street, Toronto, Ontario, M5C 1T6 has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, 83,333 common shares without par value (the "Shares") in the capital of the Company. The Shares may be purchased at a price of $1.88 (Canadian) per Share at any time up to 4:00 p.m. local time in Vancouver, B.C. on March 31, 2001. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the price set forth above (the "Exercise Price") within the times set forth above by:

   (a) completing and executing the Subscription Form attached hereto for the number of Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

   (b) surrendering this Warrant Certificate, together with the complete Subscription Form, to Montreal Trust Company of Canada, (the "Transfer Agent") at 510 Burrard Street, Vancouver, British Columbia; and

   (c) paying the appropriate Exercise Price, in Canadian funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) or money order payable to the Company in Vancouver, British Columbia.

Upon surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant
Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, warrant is outstanding:

(a) the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

(b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

The Company shall give to the Warrant Holder at least seven days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 4:00 p.m. local time in Vancouver, B.C. on March 31, 2001 and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legend:

     "The shares represented by this certificate are subject to a hold period expiring at midnight on March 31, 1999 and may not be traded in Ontario until the expiry of the hold period except as permitted by the Securities Act (Ontario) and regulations made under the Act.

     The securities represented by this certificate are listed on The Toronto Stock Exchange; however, the said securities can not be traded through the facilities of such Exchange since they are not freely transferable, and consequently any certificate representing such securities is not "good delivery" in settlement of transactions on The Toronto Stock Exchange."

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of March 31, 1998.

GLOBAL ELECTION SYSTEMS INC.

Per:

/s/ HOWARD VAN PELT
-----------------------------
Howard Van Pelt

                               SUBSCRIPTION FORM

To:       GLOBAL ELECTION SYSTEMS INC. (the "Company")

And to:   the directors thereof.

Pursuant to the Share Purchase Warrant made March 31, 1998, the undersigned hereby subscribes for and agrees to take up ________ common shares without par value (the "Shares") in the capital of the Company, at a price of $1.88 (Canadian) per Share for the aggregate sum of $__________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

(e)  the Shares be allotted to the undersigned;

(f) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

(g) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

(h) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this __________ day of ______________________, _______.

DIRECTION AS TO REGISTRATION:

(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE AND IN THE REGISTER OF MEMBERS.)

Full Name(1):
               ----------------------------------------------------------------
Full Address:
               ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------
Signature of Subscriber(1):
                             --------------------------------------------------


If the name above differs from the name of the Subscriber, then please complete the following guarantee:

Signature of Subscriber(1) guaranteed by:



----------------------------------------------
Authorized Signature Number


NOTE: The signature to this subscription form must correspond with the name as recorded on the warrant certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by a Bank or Trust Company or by a Member of the Vancouver, Toronto, Montreal or New York Stock Exchange.

                          ACCOUNTS SECURITY AGREEMENT

BETWEEN:

          GLOBAL ELECTION SYSTEMS INC.,
          1611 Wilmeth, McKinney, Texas 75069

          (the "Debtor")

AND:

          DAVID ROSS
          c/o 600-110 Yonge Street, Toronto, Ontario, M5C 1T6

          (the "Secured Party")

1.        SECURITY INTEREST

1.1 For consideration the Debtor hereby mortgages, charges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all the Debtor's right, title and interest in and to all debts, accounts, claims, demands, monies and choses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor and all books, records, documents, papers and electronically recorded data recording, evidencing or relating to the said debts, accounts, claims, demands, monies and choses in action or any part thereof, and all proceeds thereof and therefrom (all of which is hereinafter collectively called the "Collateral").


2.        ATTACHMENT

          The Debtor acknowledges that the Security Interests hereby created attach upon the execution of this Security Agreement (or in the case of any after acquired property, upon the date of acquisition thereof), that value has been given, and that the Debtor has (or in the case of after acquired property, will have upon the date of acquisition) rights in the Collateral.


3.        PROHIBITIONS

3.1 If the aggregate value of all accounts due to the Debtor at any time falls below 125% of the amount outstanding, from time to time, under that certain promissory note, of even date, made by the Debtor, without the prior written consent of the Secured Party the Debtor shall not have power to:

     (a) create or permit to exist any security interest in, charge, encumbrance or lien over, or claim against any of the Collateral which ranks or could in any event rank in priority to or pari passu with any Security Interest created by this Security Agreement; or

     (b)  grant, sell, or otherwise assign its chattel paper.

3.2 The Chief Executive Officer of the Debtor shall, at the end of each and every month during the term of this Security Agreement, report in writing to the Secured Party the aggregate value of all accounts due to the Debtor.

4.        OBLIGATIONS SECURED

          This Security Agreement and the Security Interests hereby created are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other person whomsoever and shall be general and continuing security for the payment of all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), present and future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate balance thereof, including all advances on current or running account, future advances and re-advances, and for the performance of all obligations of the Debtor to the Secured Party, whether or not contained in this Security Agreement (all of which indebtedness, liability, and obligations are hereinafter collectively called the "Obligations").


5.        REPRESENTATIONS AND WARRANTIES

5.1 The Debtor represents and warrants that this Security Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) of the Debtor and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Security Agreement, and the performance of the Debtor's obligations hereunder, legal, valid and binding.

5.2 The Debtor represents and warrants that the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the charges or security interests, if any, consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Security Agreement.


6.        COVENANTS OF THE DEBTOR

6.1 The Debtor covenants that at all times while this Security Agreement remains in effect the Debtor will:

     (a) defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

     (b) fully and effectually maintain and keep maintained the Security Interests hereby created valid and effective;

     (c)  forthwith pay:

          (i) all taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and shall furnish such security as the Secured Party may require; and

          (ii) all security interest, charges, encumbrances, liens and claims which rank or could in any event rank in priority to any Security Interest created by the Security Agreement;

     (d) forthwith pay all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) which may be incurred by the Secured Party in inspecting the Collateral, negotiating, preparing, perfecting and registering this Security Agreement and other documents, whether or not relating to this Security Agreement, investigating title to the Collateral, taking, recovering and keeping possession of the Collateral and all other actions and proceedings taken in connection with the preservation of the Collateral, protecting the Secured Party's rights under this

          Security Agreement, and the enforcement of this Security Agreement and of any other security interest held by the Secured Party as security for the Obligations;

   (e) at the Secured Party's request at any time and from time to time execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the Security Interests hereby created in favour of the Secured Party upon any of the Collateral;

   (f)    notify the Secured Party promptly of:

          (i) any change in the information contained herein relating to the Debtor, its business or the Collateral, including without limitation any change of name or address of the Debtor and any change in the present location of any Collateral;

          (ii) any material default by any account debtor in payment or other performance of his obligations to the Debtor with respect to any Accounts; and

   (g) carry on and conduct its business in a proper and businesslike manner, including maintenance of proper books of account and records; and

   (h)    deliver to the Secured Party from time to time promptly upon request:

          (i) any documents of title, instruments, securities, and chattel paper constituting, representing or relating to Collateral;

          (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same; and

          (iii) such information concerning Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may require.

7.        PERFORMANCE OF OBLIGATIONS

          If the Debtor fails to perform its obligations hereunder, the Secured Party may, but shall not be obliged to, perform any or all of such obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses, and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Obligations.

8.        DEFAULT

          The Debtor shall be in default under this Security Agreement, unless waived by the Secured Party, in any of the following events:

   (a) the Debtor makes default in payment when due of any indebtedness or liability of the Debtor to the Secured Party; or

   (b) the Debtor is in breach of any term, condition, obligation or covenant to the Secured Party, or any representation or warranty to the Secured Party is untrue, whether or not contained in this Security Agreement; or

     (c) the Debtor declares itself to be insolvent or admits in writing its inability to pay its debts generally as they become due, or makes an assignment for the benefit of its creditors, is declared bankrupt, makes a proposal or otherwise takes advantage of provisions for relief under the Bankruptcy and Insolvency Act, the Companies' Creditors Arrangement Act or similar legislation in any jurisdiction, or makes an authorized assignment; or

     (d) a receiver, receiver and manager or receiver manager of all or any part of the Collateral is appointed; or

     (e) the Debtor ceases or threatens to cease to carry on all or a substantial part of its business; or

     (f) an order of execution against the Collateral or any part thereof remains unsatisfied for a period of 10 days; or

     (g) without the prior written consent of the Secured Party, the Debtor creates or permits to exist any security interest in, charge, encumbrance, lien on or claim against any of the Collateral which ranks or could in any event rank in priority to or pari passu with any Security Interest created by this Security Agreement; or

     (h) the holder of any other security interest, charge, encumbrance or lien on or claim against any of the Collateral does anything to enforce or realize on such security interest, charge, encumbrance, lien or claim; or

     (i) if an order is made or an effective resolution is passed for winding up the Debtor; or

     (j) if the Debtor enters into an amalgamation, a merger or other similar arrangement with any other person; or

     (k) the Secured Party in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of any of the Obligations is impaired or that any of the Collateral is or is about to be placed in jeopardy.

9.        ENFORCEMENT

9.1 Upon any default under this Security Agreement the Secured Party may declare any or all of the Obligations to become immediately due and payable and the security hereby constituted will immediately become enforceable. To enforce and realize on the Security Interests created by this Security Agreement the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular without limiting the generality of the foregoing, the Secured Party may do any of the following:

     (a) appoint by instrument a receiver, receiver and manager or receiver manager (the person so appointed is hereinafter called the "Receiver") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

     (b) enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

     (c) preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Secured Party may deem advisable;

    (d) sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale, lease or other disposition is on credit the Debtor will not be entitled to be credited with the proceeds of such sale, lease or other disposition until the monies therefor are actually received; and

   (e) exercise all of the rights and remedies of a secured party under the Act.

9.2 A Receiver appointed pursuant to this Security Agreement shall be the agent of the Debtor and not of the Secured Party and, to the extent permitted by law or to such lesser extent permitted by its appointment, shall have all the powers of the Secured Party hereunder, and in addition shall have power to carry on the business of the Debtor and for such purpose from time to time to borrow money either secured or unsecured, and if secured by a security interest on any Collateral such security interest may rank before or pari passu with or behind any Security Interest created by this Security Agreement, and if it does not so specify such security interest shall rank before the Security Interests created by this Security Agreement.

9.3 Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Security Agreement, all amounts realized from the disposition of Collateral pursuant to this Security Agreement will be applied as the Secured Party, in its absolute discretion, may direct as follows:

   (a) in payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Secured Party in connection with or incidental to:

          (i) the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Security Agreement; and

          (ii) the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver;

   (b) in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Obligations;

   (c) in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Obligations.

          Subject to applicable law and the claim, if any, of other creditors of the Debtor, any surplus will be paid to the Debtor.

10.       DEFICIENCY

          If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full the Debtor will immediately pay to the Secured Party the amount of such deficiency.

11.       LIABILITY OF SECURED PARTY

          The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfillment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as herein provided, nor shall the Secured Party be liable to account as a mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor shall the Secured Party, in the case of securities, instruments or chattel paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than aforesaid.


12.       APPOINTMENT OF ATTORNEY

          The Debtor hereby irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Debtor is obliged to sign, endorse or execute and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, pursuant to this Security Agreement.


13.       APPROPRIATION OF PAYMENTS

          Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.


14.       LIABILITY TO ADVANCE

          None of the preparation, execution, perfection and registration of this Security Agreement or the advance of any monies shall bind the Secured Party to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.


15.       WAIVER

          The Secured Party may from time to time and at any time waive in whole or in part any right, benefit or default under any clause of this Security Agreement but any such waiver of any right, benefit or default on any occasion shall be deemed not to be a waiver of any right, benefit or default thereafter, or of any other right, benefit or default, as the case may be. No waiver shall be effective unless it is in writing.


16.       NOTICE

          Notice may be given to either party by sending it through the post in prepaid mail or delivered to the party for whom it is intended, at the principal address of such party provided herein or at such other address as may be given in writing by such party to the other, and any notice if posted shall be deemed to have been given at the expiration of three business days after posting and if delivered, on delivery.

17.       EXTENSIONS

          The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests, and otherwise deal with the Debtor, account debtors of the Debtor, sureties and others and with Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize on the Security Interests created by this Security Agreement.

18.       NO MERGER

          This Security Agreement shall not operate so as to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

19.       RIGHTS CUMULATIVE

          All rights and remedies of the Secured Party set out in this Security Agreement, and in any other security agreement held by the Secured Party from the Debtor or any other person whomsoever to secure payment and performance of the Obligations, are cumulative and no right or remedy contained herein or therein is intended to be exclusive but each is in addition to every other right or remedy contained herein or therein or in any existing or future security agreement, or now or hereafter existing at law, in equity or by statute, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

20.       NO ASSIGNMENT

          The Secured Party may not assign, transfer or grant a security interest in this Security Agreement or the Security Interests created hereby.

21.       SATISFACTION AND DISCHARGE

          Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Secured Party shall be deemed not to be a redemption or discharge of this Security Agreement. The Debtor shall be entitled to a release and discharge of this Security Agreement upon full payment and satisfaction of all Obligations, and upon written request by the Debtor and payment to the Secured Party of a discharge fee to be fixed by the Secured Party and payment of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

22.       ENUREMENT

          This Security Agreement shall enure to the benefit of the Secured Party and its successors and assigns, and shall be binding upon the respective heirs, executors, personal representatives, successors and permitted assigns of the Debtor.

23.  INTERPRETATION

          In this Security Agreement "the Act" means the Personal Property Security Act (British Columbia) and all regulations thereunder, as amended from time to time.

23.1 Words and expressions used herein that have been defined in the Act shall be interpreted in accordance with their respective meanings given in the Act unless otherwise defined herein or unless the context otherwise requires.

23.2 The invalidity or unenforceability of the whole or any part of any clause of this Security Agreement shall not affect the validity or enforceability of any other clause or the remainder of such clause.

23.3 The headings of the clauses of this Security Agreement have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Security Agreement.

23.4      This Security Agreement shall be governed by the laws of British
Columbia.

24.  COPY OF AGREEMENT AND FINANCING STATEMENT

          The Debtor hereby:

     (a)            acknowledges receiving a copy of this Security Agreement;
                    and

     (b) waives all rights to receive from the Secured Party a copy of any financing statement or financing change statement filed, or any verification statement received, at any time in respect of this Security Agreement.

               IN WITNESS WHEREOF the Debtor has executed this Security Agreement this __ day of March, 1998.


GLOBAL ELECTION SYSTEMS INC.


Per:

/s/ HOWARD T. VAN PELT
-------------------------------
Howard Van Pelt

                                PROMISSORY NOTE



March 31, 1998                                                       CDN$500,000


FOR VALUE RECEIVED, GLOBAL ELECTION SYSTEMS INC. (the "Debtor"), of 1611 Wilmeth, McKinney, Texas, U.S.A., 75069, hereby promises to pay to the order of VICTORIA ROSS (the "Creditor") on or before March 31, 1999, the principal sum of CDN$500,000 together with interest thereon at the rate of 8% per annum calculated and payable monthly on the last day of each month. This Promissory Note may be repaid in whole or in part at any time without notice or bonus.

If this Promissory Note is not repaid, in full, within 2 months from the date hereof, in addition to the monthly payments of interest, the Debtor shall pay to the Creditor CDN$3,000 on the last day of May, 1998 and payments thereafter increasing in $500 increments on each of the last day in each month from June, 1998 to and including March, 1999.

The Debtor hereby waives presentment, protest, notice of protest and notice of dishonour.

This Promissory Note is not assignable.

GLOBAL ELECTION SYSTEMS INC.


Per:

/s/ HOWARD VAN PELT
------------------------------
Howard Van Pelt
Authorized Signatory

83,334 Common Shares                                                  Void after
Without Par Value                                                 March 31, 2001


                             SHARE PURCHASE WARRANT

                          GLOBAL ELECTION SYSTEMS INC.
                                (the "Company")

This is to certify that, for value received, Victoria Ross (the "Warrant Holder") c/o 600-110 Yonge Street, Toronto, Ontario, M5C 1T6 has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, 83,334 common shares without par value (the "Shares") in the capital of the Company. The Shares may be purchased at a price of $1.88(Canadian) per Share at any time up to 4:00 p.m. local time in Vancouver, B.C. on March 31, 2001. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the price set forth above (the "Exercise Price") within the times set forth above by:

          (d) completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

          (e) surrendering this Warrant Certificate, together with the complete Subscription Form, to Montreal Trust Company of Canada, (the "Transfer Agent") at 510 Burrard Street, Vancouver, British Columbia; and

          (f) paying the appropriate Exercise Price, in Canadian funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) or money order payable to the Company in Vancouver, British Columbia.



Upon surrender and payment, the Company shall issue to the Warrant Holder or such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, warrant is outstanding:

(a) the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

(b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

The Company shall give to the Warrant Holder at least seven days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holders set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 4:00 p.m. local time in Vancouver, B.C. on March 31, 2001 and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legend:

     "The shares represented by this certificate are subject to a hold period expiring at midnight on March 31, 1999 and may not be traded in Ontario until the expiry of the hold period except as permitted by the Securities Act (Ontario) and regulations made under the Act.

     The securities represented by this certificate are listed on The Toronto Stock Exchange; however, the said securities can not be traded through the facilities of such Exchange since they are not freely transferable, and consequently any certificate representing such securities is not "good delivery" in settlement of transactions on The Toronto Stock Exchange."

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of March 31, 1998.

GLOBAL ELECTION SYSTEMS, INC.

Per:



/s/ HOWARD VAN PELT
-------------------------------
Howard Van Pelt

                               SUBSCRIPTION FORM

To:       GLOBAL ELECTION SYSTEMS, INC. (the "Company")
And to:   the directors thereof.

Pursuant to the Share Purchase Warrant made March 31, 1998, the undersigned hereby subscribes for and agrees to take up ________ common shares without par value (the "Shares") in the capital of the Company, at a price of $1.88 (Canadian) per Share for the aggregate sum of $_________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

(a)  the Shares be allotted to the undersigned;

(b) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

(c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

(d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this ______ day of _______________________, ________.

DIRECTION AS TO REGISTRATION:

(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE AND IN THE REGISTER OF MEMBERS.)

Full Name(1):
              -----------------------------------------------------------------

Full Address:
              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

Signature of Subscriber(1):
                            ---------------------------------------------------



--------------------------------------------------------------------------------
                                    Signature of Subscriber(1) Guaranteed by:

If the name above differs from the
name of the Subscriber, then please
complete the following guarantee:

                                    --------------------------------------------
                                    Authorized Signature Number
--------------------------------------------------------------------------------


NOTE: The signature to this subscription form must correspond with the name as recorded on the warrant certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by a Bank or Trust Company or by a Member of the Vancouver, Toronto, Montreal or New York Stock Exchange.

                          ACCOUNTS SECURITY AGREEMENT

BETWEEN:

          GLOBAL ELECTION SYSTEMS INC.
          1611 Wilmeth, McKinney, Texas 75069

          (the "Debtor")

AND:

          VICTORIA ROSS
          c/o 600-110 Yonge Street, Toronto, Ontario, M5C 1T6

          (the "Secured Party")

1.  SECURITY INTEREST

1.1 For consideration the Debtor hereby mortgages, charges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all the Debtor's right, title and interest in and to all debts, accounts, claims, demands, monies and chooses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor and all books, records, documents, papers and electronically recorded data recording, evidencing or relating to the said debts, accounts, claims, demands, monies and chooses in action or any part thereof, and all proceeds thereof and therefrom (all of which is hereinafter collectively called the "Collateral").

2.  ATTACHMENT

          The Debtor acknowledges that the Security Interests hereby created attach upon the execution of this Security Agreement (or in the case of any after acquired property, upon the date of acquisition thereof), that value has been given, and that the Debtor has (or in the case of after acquired property, will have upon the date of acquisition) rights in the Collateral.

3.  PROHIBITIONS

3.1 If the aggregate value of all accounts due to the Debtor at any time falls below 125% of the amount outstanding, from time to time, under that certain promissory note, of even date, made by the Debtor, without the prior written consent of the Secured Party the Debtor shall not have power to:

    (a) create or permit to exist any security interest in, charge, encumbrance or lien over, or claim against any of the Collateral which ranks or could in any event rank in priority to or pari passu with any Security Interest created by this Security Agreement; or

    (b)        grant, sell, or otherwise assign its chattel paper.

3.2 The Chief Executive Officer of the Debtor shall, at the end of each and every month during the term of this Security Agreement, report in writing to the Secured Party the aggregate value of all accounts due to the Debtor.

4.  OBLIGATIONS SECURED

              This Security Agreement and the Security Interests hereby created are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other person whomsoever and shall be general and continuing security for the payment of all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), present and future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate balance thereof, including all advances on current or running account, future advances and re-advances, and for the performance of all obligations of the Debtor to the Secured Party, whether or not contained in this Security Agreement (all of which indebtedness, liability, and obligations are hereinafter collectively called the "Obligations").

5.  REPRESENTATIONS AND WARRANTIES

5.1 The Debtor represents and warrants that this Security Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) of the Debtor and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Security Agreement, and the performance of the Debtor's obligations hereunder, legal, valid and binding.

5.2 The Debtor represents and warrants that the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the charges or security interests, if any, consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Security Agreement.

6.  COVENANTS OF THE DEBTOR

6.1 The Debtor covenants that at all times while this Security Agreement remains in effect the Debtor will:

       (a) defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

       (b) fully and effectually maintain and keep maintained the Security interests hereby created valid and effective;

       (c)            forthwith pay:

              (i)              all taxes, assessments, rates, duties, levies,
                      government fees, claims and dues lawfully levied, assessed or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and shall furnish such security as the Secured Party may require; and

              (ii)             all security interests, charges, encumbrances,
                      liens and claims which rank or could in any event rank in priority to any Security Interest created by this Security Agreement;

       (d) forthwith pay all costs, charges, expenses, legal fees and disbursements (on a solicitor and his own client basis) which may be incurred by the Secured Party in inspecting the Collateral, negotiating, preparing, perfecting and registering this Security Agreement and other documents, whether or not relating to this Security Agreement, investigating title to the Collateral, taking, recovering and keeping possession of the Collateral and all other actions and proceedings taken in connection with the preservation of the Collateral, protecting the Secured Party's rights under this

          Security Agreement, and the enforcement of this Security Agreement and of any other security interest held by the Secured Party as security for the Obligations;

     (e) at the Secured Party's request at any time and from time to time execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the Security Interests hereby created in favour of the Secured Party upon any of the Collateral;

     (f)       notify the Secured Party promptly of:

          (i) any change in the information contained herein relating to the Debtor, its business or the Collateral, including without limitation any change of name or address of the Debtor and any change in the present location of any Collateral;

          (ii) any material default by any account debtor in payment or other performance of his obligations to the Debtor with respect to any Accounts; and

     (g) carry on and conduct its business in a proper and businesslike manner, including maintenance of proper books of account and records; and

     (h) deliver to the Secured party from time to time promptly upon request:

          (i) any documents of title, instruments, securities and chattel paper constituting, representing or relating to Collateral;

          (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same; and

          (iii) such information concerning Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may require.

7.   PERFORMANCE OF OBLIGATIONS

          If the Debtor fails to perform its obligations hereunder, the Secured Party may, but shall not be obliged to, perform any or all of such obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Obligations.

8.   DEFAULT

          The Debtor shall be in default under this Security Agreement, unless waived by the Secured Party, in any of the following events:

     (a) the Debtor makes default in payment when due of any indebtedness or liability of the Debtor to the Secured Party; or

     (b) the Debtor is in breach of any term, condition, obligation or covenant to the Secured Party, or any representation or warranty to the Secured Party is untrue, whether or not contained in this Security Agreement; or

     (c) the Debtor declares itself to be insolvent or admits in writing its inability to pay its debts generally as they become due, or makes an assignment for the benefit of its creditors, is declared bankrupt, makes a proposal or otherwise takes advantage of provisions for relief under the Bankruptcy and Insolvency Act, the Companies' Creditors Arrangement Act or similar legislation in any jurisdiction, or makes an authorized assignment; or

     (d) a receiver, receiver and manager or receiver manager of all or any part of the Collateral is appointed; or

     (e) the Debtor ceases or threatens to cease to carry on all or a substantial part of its business; or

     (f) an order of execution against the Collateral or any part thereof remains unsatisfied for a period for 10 days; or

     (g) without the prior written consent of the Secured Party, the Debtor creates or permits to exist any security interest in, charge, encumbrance, lien on or claim against any of the Collateral which ranks or could in any event rank in priority to or pari passu with any Security Interest created by this Security Agreement; or

     (h) the holder of any other security interest, charge, encumbrance or lien on or claim against any of the Collateral does anything to enforce or realize on such security interest, charge, encumbrance, lien or claim; or

     (i) if an order is made or an effective resolution is passed for winding up the Debtor; or

     (j) if the Debtor enters into an amalgamation, a merger or other similar arrangement with any other person; or

     (k) the Secured Party in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of any of the Obligations is impaired or that any of the Collateral is or is about to be placed in jeopardy.

9.  ENFORCEMENT

9.1 Upon any default under this Security Agreement the Secured Party may declare any or all of the Obligations to become immediately due and payable and the security hereby constituted will immediately become enforceable. To enforce and realize on the Security Interests created by this Security Agreement the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular without limiting the generality of the foregoing, the Secured Party may do any of the following:

     (a) appoint by instrument a receiver, receiver and manager or receiver manager (the person so appointed is hereinafter called the "Receiver") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

     (b) enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

     (c) preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Secured Party may deem advisable;

     (d) sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale, lease or other disposition is on credit the Debtor will not be entitled to be credited with the proceeds of such sale, lease or other disposition until the monies therefor are actually received; and

     (e) exercise all rights and remedies of a secured party under the Act.

9.2 A Receiver appointed pursuant to this Security Agreement shall be the agent of the Debtor and not of the Secured Party and, to the extent permitted by law or to such lesser extent permitted by its appointment, shall have all the powers of the Secured Party hereunder, and in addition shall have power to carry on the business of the Debtor and for such purpose from time to time to borrow money either secured or unsecured, and if secured by a security interest on any Collateral such security interest may rank before or pari passu with or behind any Security Interest created by this Security Agreement, and if it does not so specify such security interest shall rank before the Security Interests created by this Security Agreement.

9.3 Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Security Agreement, all amounts realized from the disposition of Collateral pursuant to this Security Agreement will be applied as the Secured Party, in its absolute discretion, may direct as follows:

     (a) in payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Secured Party in connection with or incidental to:

          (i) the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Security Agreement; and

          (ii) the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver;

     (b) in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Obligations;

     (c) in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Obligations.

          Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus will be paid to the Debtor.

10. DEFICIENCY

          If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full the Debtor will immediately pay to the Secured Party the amount of such deficiency.

11. LIABILITY OF SECURED PARTY

          The Secured Party shall not be responsible or liable for any debts contracted by it for damages to persons or property or for salaries or non-fulfillment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as herein provided, nor shall the Secured Party be liable to account as a mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor shall the Secured Party, in the case of securities, instruments or chattel paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral indentifiable. The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than aforesaid.

12. APPOINTMENT OF ATTORNEY

          The Debtor hereby irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Debtor is obliged to sign, endorse or execute and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, pursuant to this Security Agreement.

13. APPROPRIATION OF PAYMENTS

          Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

14. LIABILITY TO ADVANCE

          None of the preparation, execution, perfection and registration of this Security Agreement or the advance of any monies shall bind the Secured Party to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

15. WAIVER

          The Secured Party may from time to time and at any time waive in whole or in part any right, benefit or default under any clause of this Security Agreement but any such waiver of any right, benefit or default on any occasion shall be deemed not to be a waiver of any such right, benefit or default thereafter, or of any other right, benefit or default, as the case may be. No waiver shall be effective unless it is in writing.

16. NOTICE

          Notice may be given to either party by sending it through the post in prepaid mail or delivered to the party for whom it is intended, at the principal address of such party provided herein or at such other address as may be given in writing by such party to the other, and any notice if posted shall be deemed to have been given at the expiration of three business days after posting and if delivered, on delivery.

17.  EXTENSIONS

          The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests, and otherwise deal with the Debtor, account debtors of the Debtor, sureties and others and with Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize on the Security Interests created by this Security Agreement.

18.  NO MERGER

          This Security Agreement shall not operate so as to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

19.  RIGHTS CUMULATIVE

          All rights and remedies of the Secured Party set out in this Security Agreement, and in any other security agreement held by the Secured Party from the Debtor or any other person whomsoever to secure payment and performance of the Obligations, are cumulative and no right or remedy contained herein or therein is intended to be exclusive but each is in addition to every other right or remedy contained herein or therein or in any existing or future security agreement, or now or hereafter existing at law, in equity or by statute, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

20.  NO ASSIGNMENT

          The Secured Party may not assign, transfer or grant a security interest in this Security Agreement or the Security Interests created hereby.

21.  SATISFACTION AND DISCHARGE

          Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Secured Party shall be deemed not to be a redemption or discharge of this Security Agreement. The Debtor shall be entitled to a release and discharge of this Security Agreement upon full payment and satisfaction of all Obligations, and upon written request by the Debtor and payment to the Secured Party of a discharge fee to be fixed by the Secured Party and payment of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

22.  ENUREMENT

          This Security Agreement shall enure to the benefit of the Secured Party and its successors and assigns, and shall be binding upon the respective heirs, executors, personal representatives, successors and permitted assigns of the Debtor.



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
23        INTERPRETATION

          In this Security Agreement "the Act" means the Personal Property Security Act (British Columbia) and all regulations thereunder, as amended from time to time.

23.1 Words and expressions used herein that have been defined in the Act shall be interpreted in accordance with their respective meanings given in the Act unless otherwise defined herein or unless the context otherwise requires.

23.2 The invalidity or unenforceability of the whole or any part of any clause of this Security Agreement shall not affect the validity or enforceability of any other clause or the remainder of such clause.

23.3 The headings of the clauses of this Security Agreement have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Security Agreement.

23.4      This Security Agreement shall be governed by the laws of British
          Columbia.

24.       COPY OF AGREEMENT AND FINANCING STATEMENT

          The Debtor hereby:

     (a)  acknowledges receiving a copy of this Security Agreement; and

     (b) waives all rights to receive from the Secured Party a copy of any financing statement or financing change statement filed, or any verification statement received, at any time in respect of this Security Agreement.

          IN WITNESS WHEREOF the Debtor has executed this Security Agreement this 31st day of March, 1998.

GLOBAL ELECTION SYSTEMS INC.

Per:

/s/ HOWARD VAN PELT
------------------------------
Howard Van Pelt



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